EXHIBIT 99

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Banc of America Securities
Wells Fargo Mortgage Backed Securities Trust
WFMBS 03-M
30 Year Jumbo Hybrid Arm Product
Collateral Description

Product Jumbo 10/1 CMT ARM
Amount 1,000,000,000 +/-5%
Settle November 28, 2003
Gross WAC 5.040% +/-10bps
WAC Range 4.25%-6.375%
Servicing Fee 26 bps
WAM 357 +/-2 mos
Weighted Average LTV 63% max +6%
Gross Margin 2.75% +/- 5 bps
Gross Lifecap 10.040% +/- 10 bps
WA Months to Next Roll 118 +/- 3 months
Maximum Loan Amount $1,500,000
Average Loan Balance $464,281 max +$50,000
Primary Residence Percent 96% min -6%
Single Family Detached Percent 91% min -6%
WA FICO 736 min -10
Full Documentation Percent 51% min -6%
Cash Out Refinance Percent 17% max +6%
California Percent 60% max +6%
Single Largest ZIP Code Percent 1% max +3%
Delivery Variance Plus/Minus 5%
Approximate Subordination 2.45%
Expected Rating Agencies Moody's, S & P, Fitch (2 of the 3)
Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.




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                            Global Structured Finance

                                   WFMBS 03-M
                                  10/1 CMT Arms


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1. General Pool Characteristics

Pool Size: $1,000,263,777.27
Loan Count: 2,145
Cutoff Date: 2003-11-01
Avg. Orig. Balance: $467,613.66
W.A. FICO: 736
W.A. Orig. LTV: 62.94%
W.A. Gross Coupon: 5.0484%
W.A. Net Coupon: 4.7984%
W.A. Servicing Fee: 0.2500%
W.A. Rem. Term: 357.2 months
W.A. Age: 1.7 months
% OLTV over 80: 0.62%
% OLTV over 80 with PMI: 100.00%
% with Buy Downs: 0.00%
% with Prepay Penalty: 0.00%
W.A. Roll Term: 118 months
W.A. Margin: 2.750%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 10.048%
Max. Zipcode Conc.: 1.24%

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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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2. Original Balance

                Original Balance   Percent
                <= 200,000             0.53%
                200,001 - 250,000      0.56
                250,001 - 300,000      1.26
                300,001 - 350,000      5.99
                350,001 - 400,000     15.98
                400,001 - 450,000     15.53
                450,001 - 500,000     16.44
                500,001 - 550,000     11.26
                550,001 - 600,000     11.11
                600,001 - 650,000     14.76
                650,001 - 700,000      2.70
                700,001 - 750,000      3.12
                750,001 - 800,000      0.08
                850,001 - 900,000      0.18
                900,001 - 950,000      0.19
                950,001 -              0.20
                1,000,000
                >= 1,000,001           0.12
                ---------------------------
                Total:               100.00%
                ===========================


Average: $467,613.66
Lowest: $87,750.00
Highest: $1,200,000.00



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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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3. Coupon


                Coupon     Percent
                4.250        0.09%
                4.375        0.57
                4.500        3.28
                4.625        6.63
                4.750       13.62
                4.875       20.62
                5.000       16.69
                5.125       12.43
                5.250        8.14
                5.375        3.56
                5.500        4.46
                5.625        3.00
                5.750        2.43
                5.875        2.33
                6.000        0.69
                6.125        0.70
                6.250        0.28
                6.375        0.47
                -----------------
                Total:     100.00%
                =================


W.A.: 5.048
Lowest: 4.250
Highest: 6.375


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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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4. Fico Score

                Fico Score  Percent
                N/A            0.30%
                601 - 650      3.41
                651 - 700     18.41
                701 - 750     33.90
                751 - 800     41.44
                801 - 850      2.55
                -------------------
                Total:      100.00%
                ==================

W.A.: 736
Lowest: 604
Highest: 828


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5. Index

                Index       Percent
                1YR CMT     100.00%
                -------------------
                Total:      100.00%
                ==================


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6. Lien Position


                Lien Position Percent
                1              100.00%
                ---------------------
                Total:         100.00%
                =====================


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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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7. Loan Purpose


                Loan Purpose   Percent
                R/T Refi         63.27%
                Purchase         19.49
                C/O Refi         17.24
                ----------------------
                Total:          100.00%
                ======================


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8. Property Type


                Property Type    Percent
                SFR               92.24%
                Condo - Low        5.93
                Condo - High       1.21
                MultiFamily        0.50
                Coop               0.11
                =======================
                Total:           100.00%
                =======================



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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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9. State


                State           Percent
                California       59.93%
                Virginia          4.19
                New Jersey        4.03
                Illinois          3.80
                Massachusetts     2.97
                Other            25.08
                ----------------------
                Total:          100.00%
                ======================


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10. Occupancy Status


                Occupancy Status   Percent
                Primary              96.51%
                Secondary             3.49
                --------------------------
                Total:              100.00%
                ==========================


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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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11. Original LTV

                Original LTV    Percent
                = 50.0           19.02%
                50.1 - 55.0       7.50
                55.1 - 60.0       9.19
                60.1 - 65.0      11.22
                65.1 - 70.0      19.82
                70.1 - 75.0      11.79
                75.1 - 80.0      20.85
                80.1 - 85.0       0.19
                85.1 - 90.0       0.35
                90.1 - 95.0       0.07
                ----------------------
                Total:          100.00%
                ======================

W.A.: 62.94%
Lowest: 11.77%
Highest: 94.52%


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12. Delinquency*


                Delinquency*  Percent
                0-29 days     100.00%
                --------------------
                Total:        100.00%
                ====================


* OTS method


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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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13. Scheduled Remaining Term

                Scheduled Remaining Term    Percent
                237                           0.05%
                238                           0.65
                239                           0.18
                297                           0.05
                356                           0.35
                357                           7.49
                358                          55.38
                359                          33.59
                360                           2.26
                ----------------------------------
                Total:                      100.00%
                ==================================


W.A.: 357.2 months
Lowest: 237 months
Highest: 360 months


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14. Cutoff Loan Age


                Cutoff Loan Age    Percent
                                     2.26%
                1                   33.77
                2                   56.03
                3                    7.59
                4                    0.35
                -------------------------
                Total:             100.00%
                =========================



W.A.:  1.7 months
Lowest:  0 months
Highest: 4 months


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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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15. Convertible


                Convertible  Percent
                N            100.00%
                -------------------
                Total:       100.00%
                ===================


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16. Gross Margin


                Gross Margin   Percent
                2.750          100.00%
                ---------------------
                Total:         100.00%
                =====================


W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%


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17. Initial Cap (ARMs)


                Initial Cap (ARMs)  Percent
                5.000               100.00%
                --------------------------
                Total:              100.00%
                ==========================


W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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18. Periodic Cap (ARMs)


                Periodic Cap (ARMs)   Percent
                2.000                 100.00%
                ----------------------------
                Total:                100.00%
                ============================


W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%


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19. Maximum Rate (ARMs)


                Maximum Rate (ARMs)      Percent
                 9.250                     0.09%
                 9.375                     0.57
                 9.500                     3.28
                 9.625                     6.63
                 9.750                    13.62
                 9.875                    20.62
                10.000                    16.69
                10.125                    12.43
                10.250                     8.14
                10.375                     3.56
                10.500                     4.46
                10.625                     3.00
                10.750                     2.43
                10.875                     2.33
                11.000                     0.69
                11.125                     0.70
                11.250                     0.28
                11.375                     0.47
                -------------------------------
                Total:                   100.00%
                ===============================


W.A.: 10.048%
Lowest: 9.250%
Highest: 11.375%

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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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20. Term to Roll (ARMs)


                Term to Roll (ARMs)    Percent
                116                      0.35%
                117                      7.59
                118                     56.03
                119                     33.77
                120                      2.26
                -----------------------------
                Total:                100.00%
                ============================


W.A.: 118.3 months
Lowest: 116 months
Highest: 120 months



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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.


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